SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 23, 2003
--------------------------------------------------------------------------------


                        (Date of earliest event reported)



                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                      23-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction   (Commission File Number)          (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania            19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------

(Former name,former address and former fiscal year,if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------
         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press Release, dated July 23, 2003

         99.2                       Press Release, dated July 23, 2003


Item 9. Regulation FD Disclosure (Results of Operations and Financial Condition)
        ------------------------------------------------------------------------

     On July 23, 2003 Progress Financial Corporation reported second quarter net income of $2.4 million, or diluted earnings of $.33 per share. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.


     On July 23, 2003, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99.3 and incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PROGRESS FINANCIAL CORPORATION





Dated:   July 23, 2003       By:      /s/ Michael B. High
                                     -----------------------------------
                                      Michael B. High
                                      Chief Operating Officer and
                                      Chief Financial Officer

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PROGRESS FINANCIAL CORPORATION





Dated:   July 23, 2003       By:
                                   --------------------------------------------
                                    Michael B. High
                                    Chief Operating Officer and
                                    Chief Financial Officer

                                  Exhibit 99.1


                  Press Release on Second Quarter 2003 Earnings

FOR IMMEDIATE RELEASE           Contacts:
July 23, 2003                   Michael B. High, COO/CFO
                                610-941-4804
                                mhigh@progressbank.com
                                Dorothy Jaworski, Director of Investor Relations
                                484-322-4822
                                djaworski@progressbank.com

            Progress Financial Corporation Announces 154% Increase in
                     Second Quarter 2003 Earnings Per Share

     Blue Bell, PA, July 23, 2003 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported second quarter 2003 net income of $2.4 million, or diluted earnings per share of $.33, compared to net income of $907,000, or diluted earnings per share of $.13, for the second quarter of 2002. Net income for the six months ended June 30, 2003 was $3.8 million, or diluted earnings per share of $.53, compared to net income of $1.7 million, or diluted earnings per share of $.24, for the six months ended June 30, 2002.

     Commenting on the second quarter results, W. Kirk Wycoff, President and CEO, stated, "In the second quarter, the dual successes of continued growth in core deposits and quality loan origination enabled Progress to significantly improve earnings. These results were achieved by the dedicated efforts of our entire team towards improving total revenues while maintaining solid expense discipline. While interest rate volatility remains our primary concern, we have again proved that developing satisfied clients is an excellent strategy for our shareholders."

     Tax-equivalent net interest income for the quarter ended June 30, 2003 increased $1.1 million, or 16%, compared to the second quarter of 2002 and increased $685,000, or 9%, compared to the first quarter of 2003. The increase in tax-equivalent interest income in the current quarter was primarily due to growth in consumer and commercial real estate loans and additional investments in tax-exempt municipal securities. Interest expense decreased in the current quarter primarily due to lower interest rates on time deposits. The tax-equivalent net interest margin for the second quarter of 2003 was 3.10% compared to 3.35% for the second quarter of 2002 and 3.02% for the first quarter of 2003. Tax-equivalent net interest income for the six months ended June 30, 2003 increased $2.1 million, or 15%, compared to the same period in 2002. The increase in tax-equivalent interest income during the six months ended June 30, 2003 was primarily due to growth in additional investments and commercial real estate loans and in mortgage-backed and tax-exempt municipal securities. Interest expense decreased during the six months ended June 30, 2003 primarily due to lower interest rates on time deposits. The tax-equivalent net interest margin for the six months ended June 30, 2003 was 3.06% compared to 3.30% for the same period in 2002.

     The provision for loan and lease losses was $500,000 for the quarter ended June 30, 2003, compared to $1.0 million for the same period in 2002. The provision for loan and lease losses was $1.2 million for the six months ended June 30, 2003, compared to $2.4 million for the same period in 2002. The higher provision during 2002 was primarily due to charge-offs in the TechBanc portfolio (which was subsequently sold) and the reserve additions to address credit and economic concerns which have now been reduced as a result of the reduction in the Company's classified assets.

     Non-interest income for the quarter ended June 30, 2003 was $3.6 million, an increase of 12% compared to $3.2 million for the same period in 2002. Gain on sale of securities was $723,000 for the second quarter of 2003 compared to $352,000 during the same quarter in 2002. Although fee income for the three months ended June 30, 2003 remained level with the comparable quarter in 2002, loan brokerage and advisory fees increased which were offset by decreases in consulting fees from the Company's subsidiary KMR Management, Inc. ("KMR") and service charges on deposits.

     Non-interest income for the six months ended June 30, 2003 was $6.4 million, a decrease of 17% compared to $7.8 million for the same period in 2002. This decrease was the result of a variety of factors, including, among others, a decline in client warrant income. Fee income for the six months ended June 30, 2003 decreased $594,000 primarily due to a decrease in mutual fund, annuity and insurance commissions from the Company's subsidiary Progress Financial
Resources, Inc. ("PFR") and a reduction in consulting fees from KMR, partially offset by an increase in loan brokerage and advisory fees. The six months ended June 30, 2003 included client warrant income of $197,000 compared to $1.5 million during the same period in 2002. Gain on sale of securities was $1.0 million for the six months ended June 30, 2003, an increase of $694,000 compared to $352,000 for the same period in 2002.

     Total non-interest expense was $7.8 million for the quarter ended June 30, 2003, level with the second quarter of 2002. During the current quarter, the Company recognized non-recurring expenses amounting to $240,000 associated with the sale of the stock of Progress Leasing Company. Total non-interest expense was $15.1 million for the six months ended June 30, 2003, a decrease of 6% compared to $16.1 million for same period in 2002. Salaries and employee benefits decreased by $378,000 for the six months ended June 30, 2003 from the comparable period in 2002, mainly due to decreased commission volume for PFR. Other expenses decreased $591,000 for the six months ended June 30, 2003 primarily due to recoveries of real estate owned expenses during the first quarter of 2003 and decreased expenses related to real estate owned, loan workouts and an uncollectible receivable from a client of KMR during the first quarter of 2002.

     Average earning assets for the second quarter of 2003 were $1.05 billion, an increase of $211.3 million or 25%, compared to $841.9 million for the second quarter of 2002. Average earning assets for the six months ended June 30, 2003 were $1.03 billion, an increase of $200.8 million or 24%, compared to $825.8 million for the same period in 2002. The increases in earning assets during the three and six months ended June 30, 2003 from the comparable periods in 2002 were primarily due to higher levels of loans and securities. Tax-equivalent interest income for the second quarter of 2003 increased $807,000, or 6%, over the same period in 2002 while interest expense decreased $309,000, or 5%, for the same period. Tax-equivalent interest income for the six months ended June 30, 2003 increased $1.5 million, or 6%, over the same period in 2002 while interest expense decreased $580,000, or 4%, for the same period.

     Loans and leases outstanding increased $68.2 million, or 15%, to $534.0 million at June 30, 2003 from $465.8 million at December 31, 2002. This increase was primarily due to growth in commercial real estate loans, construction loans and consumer loans. Loans outstanding at June 30, 2003 include lease receivables held for sale of $2.0 million associated with the sale of Progress Leasing Company in July 2003. The Company reported non-performing assets of $5.1 million at June 30, 2003, compared with $5.4 million at December 31, 2002. The Company reported net charge-offs of $418,000 for the six month period ended June 30, 2003 as compared to $4.3 million of net charge-offs for the comparable period in 2002. As of June 30, 2003 and December 31, 2002, the Company had no real estate owned. The Company's non-performing assets to total assets ratio and non-performing loans to assets ratio were .46% at June 30, 2003 compared to .54% at December 31, 2002. The ratio of the allowance for loan and lease losses to total loans and leases was 1.36% at June 30, 2003 compared to 1.39% at December 31, 2002.

     Total deposits increased $49.3 million, or 7%, to $740.9 million at June 30, 2003 from $691.5 million at December 31, 2002. Total assets increased 9% to $1.11 billion at June 30, 2003 from $1.02 billion at December 31, 2002.

     At June 30, 2003, Progress Bank's Tier 1 leverage and total risk-based capital ratios were 7.54% and 13.95%, respectively, as compared to 7.82% and 15.20% at December 31, 2002.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers  through  twenty-one  full  service  offices.  The Company also offers financial planning services, life insurance, group employee benefits, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the symbol "PFNC".

                                      ####


     This release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from estimates. When used in filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                             FINANCIAL DATA ATTACHED

                 Progress Financial Corporation
         Consolidated Statements of Financial Condition
                     (Dollars in thousands)

                                                                                  June 30,                   December 31,
                                                                                    2003                         2002
                                                                          --------------------------       ------------------
Assets
Cash and due from banks:
  Non-interest earning                                                        $   22,161                       $   20,650
  Interest earning                                                                 3,812                           17,570
Investments and mortgage-backed securities:
  Available for sale at fair value (amortized cost: $355,501 and $353,688)       359,500                          359,290
  Held to maturity at amortized cost (fair value: $159,601 and $121,968)         156,282                          120,006
Loans and leases, net (net of reserve: $7,245 and $6,463)                        524,838                          459,350
Lease receivables held for sale                                                    1,955                              ---
Premises and equipment                                                            26,698                           26,726
Other assets                                                                      14,636                           14,252
                                                                          --------------------------       ------------------
  Total assets                                                                $1,109,882                       $1,017,844
                                                                          ==========================       ==================

Liabilities and Shareholders' Equity
Liabilities:
     Deposits                                                                 $  740,852                       $  691,538
     Short-term borrowings                                                       100,996                           96,882
     Other liabilities                                                            23,029                           12,132
     Long-term debt:
           Federal Home Loan Bank advances                                       150,500                          120,500
           Other debt                                                              1,196                            1,227
     Capital securities                                                           28,853                           28,836
                                                                          --------------------------       ------------------
     Total liabilities                                                         1,045,426                          951,115
                                                                          --------------------------       ------------------

Commitments and contingencies

Shareholders' Equity:
Common stock - $1 par value; 12,000,000 shares authorized;
  7,164,000, and 7,058,000 shares issued and outstanding at                        7,164                           7,058
  June 30, 2003 and December 31, 2002, respectively
Treasury stock (138,000 and 114,000 shares at June 30, 2003 and
  December, 31, 2002, respectively)                                               (1,990)                         (1,050)
Unearned Employee Stock Ownership Plan shares (174,000 and
  169,000 shares at June 30, 2003 and December 31, 2002)                          (1,313)                         (1,341)
Unearned compensation - restricted stock awards                                      (51)                            (75)
Capital surplus                                                                   52,805                          51,536
Retained earnings                                                                  5,226                           6,936
Net accumulated other comprehensive income                                         2,615                           3,665
                                                                          --------------------------       ------------------
    Total shareholders' equity                                                    64,456                          66,729
                                                                          --------------------------       ------------------
Total liabilities and shareholders' equity                                     $1,109,882                     $1,017,844
                                                                          ==========================       ==================

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in thousands, except per share data)



                                                             Three Months Ended       Six Months Ended
                                                                   June 30,                June 30,
                                                              2003        2002         2003        2002
                                                            -------      ------       ------      ------
Interest income:
Loans and leases, including fees                           $ 8,649      $ 8,525      $16,509     $17,475
Mortgage-backed securities                                   4,644        4,285        9,654       7,655
Investment securities                                          785          628        1,474       1,234
Other                                                           22           36           43         122
                                                           -------      -------      -------     -------
     Total interest income                                  14,100       13,474       27,680      26,486

Interest expense:
Deposits                                                     3,521        3,840        7,085       7,861
Borrowings                                                   2,165        2,168        4,384       4,219
Capital securities                                             586          573        1,176       1,145
                                                           -------      -------      -------     -------
     Total interest expense                                  6,272        6,581       12,645      13,225

Net interest income                                          7,828        6,893       15,035      13,261
Provision for loan and lease losses                            500        1,000        1,200       2,439
                                                           -------      -------      -------     -------
Net interest income after provision for
  loan and lease losses                                      7,328        5,893       13,835      10,822

Non-interest income
Service charges on deposits                                    867          978        1,673       1,832
Mutual fund, annuity and insurance commissions                 645          678        1,255       1,618
Loan brokerage and advisory fees                               641          302          952         575
Private equity fund management fees                             65           65          130         117
Gain on sale of securities                                     723          352        1,046         352
Gain on sale of loans and lease receivables                    173          215          337         347
Client warrant income                                          ---           35          197       1,461
Fees and other                                                 489          591          849       1,458
                                                           -------      -------     --------     -------
     Total non-interest income                               3,603        3,216        6,439       7,760

Non-interest Expense:
Salaries and employee benefits                               4,035        3,904        7,927       8,305
Occupancy                                                      565          661        1,281       1,247
Data processing                                                243          230          470         487
Furniture, fixtures and equipment                              477          509          968       1,055
Professional services                                          678          641        1,325       1,219
Goodwill and other intangible assets impairmentlosses
  and amortization                                              84          108          128         217
Other                                                        1,698        1,714        3,002       3,593
                                                           -------      -------      -------     -------
     Total non-interest expense                              7,780        7,767       15,101      16,123
                                                           -------      -------      -------     -------
Income before income taxes                                   3,151        1,342        5,173       2,459
Income tax expense                                             774          435        1,349         802
                                                           -------      -------      -------     -------
Net income                                                 $ 2,377      $   907      $ 3,824     $ 1,657
                                                           =======      =======      =======     =======

Basic earnings per common share                              $0.34        $0.13        $0.55       $0.24
                                                           =======      =======      =======     =======
Diluted earnings per common share                            $0.33        $0.13        $0.53       $0.24
                                                           =======      =======      =======     =======
Dividends per common share                                   $0.06        $0.00        $0.12       $0.00
                                                           =======      =======      =======     =======
Basic average common shares outstanding                  6,896,326    7,134,571    6,971,948   6,827,082
                                                         =========    =========    =========   =========
Diluted average common shares outstanding                7,174,239    7,311,470    7,228,342   6,989,391
                                                         =========    =========    =========   =========

                         Progress Financial Corporation
                                Supplemental Data
                  (Dollars in Thousands, Except Per Share Data)

                                                               Three Months Ended                Six Months Ended
                                                                   June 30,                         June 30,
                                                             2003            2002            2003              2002
                                                           --------        --------        --------          --------
Profitability Measures:
Return on average assets                                      0.86%           0.41%           0.71%             0.38%
Return on average equity                                     14.65            5.90           11.75              5.63
Net interest spread (tax-equivalent)                          2.79            2.94            2.74              2.89
Net interest margin (tax-equivalent)                          3.10            3.35            3.06              3.30
Efficiency ratio                                             64.37           74.98           67.85             75.60
Diluted net income per common share                          $0.33           $0.13           $0.53             $0.24

Selected Loan Data:
Non-performing assets                                       $5,086         $13,233          $5,086           $13,233
Ratio of non-performing assets to total assets                0.46%           1.46%           0.46%             1.46%
Ratio of allowance for loan and lease losses
     to total loans and leases receivable                     1.36            1.67            1.36              1.67
Ratio of allowance for loan and lease losses
     to non-performing loans and leases                     142.45           91.83          142.45             91.83
Loan delinquency ratio                                        0.75            1.19            0.75              1.19
Ratio of loans and leases to deposits                        72.08           76.23           72.08             76.23

Selected Equity Data:
Book value per share                                         $9.41           $8.88           $9.41             $8.88
Tangible book value per share                                 9.26            8.64            9.26              8.64
Dividends per common share                                    0.06            0.00            0.12              0.00
Average equity to average assets                              5.88%           6.91%           6.07%             6.78%
Tier 1 risk-based capital ratio (Bank)                       12.88           13.97           12.88             13.97
Total risk-based capital ratio (Bank)                        13.95           15.22           13.95             15.22
Tier 1 leverage capital ratio (Bank)                          7.54            8.23            7.54              8.23

Selected Average Balances:
   Loans, gross                                         $  523,911        $482,449      $  503,847          $494,205
   Earning assets                                        1,053,151         841,859       1,026,598           825,842
   Total assets                                          1,107,699         892,158       1,080,613           875,687
   Deposits                                                735,167         624,579         714,010           619,526
   Equity                                                   65,084          61,649          65,609            59,355



                         Progress Financial Corporation
                              Supplemental Balances
                             (Dollars in Thousands)

                                                        June 30,          December 31,         %
Period-End Balances At:                                  2003                2002            Change
                                                      ----------------------------------------------
Loans and Leases, Net:
Commercial business                                    $ 80,369            $ 83,994           (4.3)%
Commercial real estate                                  225,582             199,672           13.0
Construction, net of loans in process                   111,703              87,728           27.3
Single family residential real estate                    26,907              26,870            0.1
Consumer                                                 78,103              50,105           55.9
Lease receivable                                         11,374 (1)          17,444          (34.8)
                                                      ----------------------------------------------
          Total loans and leases                        534,038             465,813           14.6
Allowance for loan and lease losses                      (7,245)             (6,463)          12.1
                                                      ----------------------------------------------
          Loans and leases, net                        $526,793            $459,350           14.7 %
                                                      ==============================================

  (1)  Includes lease receivables held for sale at June 30, 2003 of $1,955.


Deposits:
Non-interest-bearing demand                            $108,873            $100,075            8.8 %
NOW and SuperNow                                         90,668              93,182           (2.7)
Money Market                                            142,080             105,563           34.6
Passbook and Statement Savings                           37,607              34,148           10.1
Time deposits                                           361,624             358,570            0.9
                                                      ----------------------------------------------
          Total Deposits                               $740,852            $691,538            7.1 %
                                                      ==============================================

                                  Exhibit 99.2

                    Analyst Package Distributed July 23, 2003

                                                      Three Months Ended                    Six Months Ended
                                                          June 30,                              June 30,
                                           ------------------------------------- --------------------------------------
                                                                        Percent                               Percent
                                                  2003        2002       change         2003        2002       change
                                               ---------    --------   ---------      --------    --------   ----------

Per Common Share Data*
Net income:
   Basic                                          $ 0.34       $0.13     161.54%        $ 0.55      $ 0.24     129.17%
   Diluted                                          0.33        0.13     153.85%          0.53        0.24     120.83%
Cash dividends declared                             0.06           -           -          0.12           -           -
Book value                                          9.41        8.88       5.97%          9.41        8.88       5.97%
Tangible book value                                 9.26        8.64       7.18%          9.26        8.64       7.18%
Average shares outstanding:
   Basic                                       6,896,326   7,134,571      -3.34%     6,971,948   6,827,082       2.12%
   Diluted                                     7,174,239   7,311,470      -1.88%     7,228,342   6,989,391       3.42%

Financial Ratios
----------------
Return on average shareholders' equity            14.65%       5.90%     148.31%        11.75%       5.63%     108.70%
Return on average total assets                     0.86%       0.41%     109.76%         0.71%       0.38%      86.84%
Average yield on earning assets                    5.49%       6.48%     -15.28%         5.55%       6.53%     -15.01%
Average rate on interest bearing liabilities       2.70%       3.54%     -23.73%         2.81%       3.64%     -22.80%
Net interest spread                                2.79%       2.94%      -5.10%         2.74%       2.89%      -5.19%
Net interest margin (FTE)                          3.10%       3.35%      -7.46%         3.06%       3.30%      -7.27%
Efficiency ratio                                  64.37%      74.98%     -14.15%        67.85%      75.60%     -10.25%
Risk-based capital - Tier 1                       12.88%      13.97%      -7.80%        12.88%      13.97%      -7.80%
                   - Total capital                13.95%      15.22%      -8.34%        13.95%      15.22%      -8.34%
Tier 1 leverage ratio                              7.54%       8.23%      -8.38%         7.54%       8.23%      -8.38%
Average shareholders'equity/average total assets   5.88%       6.91%     -14.91%         6.07%       6.78%     -10.47%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                        $ 7,245     $ 8,024      -9.71%       $ 7,245     $ 8,024      -9.71%
Allowance for loan losses/Loans                    1.36%       1.67%     -18.56%         1.36%       1.67%     -18.56%
Net charge-offs (recoveries)                       $ 469     $ 1,751     -73.22%         $ 418     $ 4,332     -90.35%
Net charge-offs/Average loans (annualized)         0.36%       1.46%     -75.34%         0.17%       1.77%     -90.54%
Nonperforming assets                             $ 5,086    $ 13,233     -61.57%       $ 5,086    $ 13,233     -61.57%
Nonperforming assets/Total loans plus OREO         0.97%       2.77%     -64.98%         0.97%       2.77%     -64.98%
Nonperforming assets/Total assets                  0.46%       1.46%     -68.49%         0.46%       1.46%     -68.49%
Allowance for loan losses/Nonperforming loans    142.45%      91.83%      55.12%       142.45%      91.83%      55.12%

Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)           $ 523,911   $ 482,449       8.59%     $ 503,847   $ 494,205       1.95%
Earning assets                                 1,053,151     841,859      25.10%     1,026,598     825,842      24.31%
Total assets                                   1,107,699     892,158      24.16%     1,080,613     875,687      23.40%
Deposits                                         735,167     624,579      17.71%       714,010     619,526      15.25%
Interest bearing liabilities                     932,086     745,974      24.95%       906,075     733,352      23.55%
Shareholders' equity                              65,084      61,649       5.57%        65,609      59,355      10.54%

Period End Balances (in thousands)
----------------------------------
Loans and leases (gross of reserves)           $ 534,038   $ 481,459      10.92%     $ 534,038   $ 481,459      10.92%
Total assets                                   1,109,882     904,002      22.77%     1,109,882     904,002      22.77%
Deposits                                         740,852     631,622      17.29%       740,852     631,622      17.29%
Total liabilities                              1,045,426     840,586      24.37%     1,045,426     840,586      24.37%
Shareholders' equity                              64,456      63,416       1.64%        64,456      63,416       1.64%

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.


                                                   Three Months Ended        Three Months Ended           Six Months Ended
                                                         June 30,                 March 31,                    June 30,
                                              --------------------------   --------------------------  -----------------------------
                                                                Percent                     Percent                        Percent
                                                2003     2002   change      2003    2002    change       2003     2002      change
                                              --------------------------   --------------------------  -----------------------------

TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)                     $ 8,137  $ 7,021     16%    $ 7,452  $ 6,479     15%    $ 15,589   $ 13,500     -13%
FTE adjustment                                  (309)    (128)  -141%       (245)    (111)  -121%        (554)      (239)     57%
                                             ----------------   -----    ----------------   -----    -------------------    -----
Net interest income                            7,828    6,893     14%      7,207    6,368     13%      15,035     13,261     -12%
Provision for losses on loans                    500    1,000    -50%        700    1,439    -51%       1,200      2,439     103%

Non-Interest Income:
  Service charges on deposits                    867      978    -11%        806      854     -6%       1,673      1,832      10%
  Lease financing fees                            29       63    -54%         37       63    -41%          66        126      91%
  Mutual fund, annuity and
    insurance commissions                        645      678     -5%        610      940    -35%       1,255      1,618      29%
  Loan brokerage and advisory fees               641      302    112%        311      273     14%         952        575     -40%
  Private equity fund management fees             65       65      0%         65       52     25%         130        117     -10%
  Gain on securities                             723      352    105%        323        -      -        1,046        352     -66%
  Client warrant income                            -       35   -100%        197    1,426    -86%         197      1,461     642%
  Equity (loss) in unconsolidated entities       111        6   1750%        (12)      95   -113%          99        101       2%
  Fees and other income                          522      737    -29%        499      841    -41%       1,021      1,578      55%
                                             ----------------   -----    ----------------   -----    -------------------    -----
    Total non-interest income                  3,603    3,216     12%      2,836    4,544    -38%       6,439      7,760      21%

Non-Interest Expenses:
  Salaries and employee benefits               4,035    3,904      3%      3,892    4,401    -12%       7,927      8,305       5%
  Occupancy                                      565      661    -15%        716      586     22%       1,281      1,247      -3%
  Data processing                                243      230      6%        227      257    -12%         470        487       4%
  Furniture, fixtures and equipment              477      509     -6%        491      546    -10%         968      1,055       9%
  Loan and real estate owned expenses, net       159      243    -35%       (103)     295   -135%          56        538     861%
  Professional services                          678      641      6%        647      578     12%       1,325      1,219      -8%
  Other                                        1,623    1,579      3%      1,451    1,693    -14%       3,074      3,272       6%
                                             ----------------   -----    ----------------   -----    -------------------    -----
    Total non-interest expenses                7,780    7,767      0%      7,321    8,356    -12%      15,101     16,123       7%
                                             ----------------   -----    ----------------   -----    -------------------    -----

Income before income taxes                     3,151    1,342    135%      2,022    1,117     81%       5,173      2,459     -52%
Provision for income tax expense                 774      435     78%        575      367     57%       1,349        802     -41%
                                             ----------------   -----    ----------------   -----    -------------------    -----
Net income                                   $ 2,377    $ 907    162%    $ 1,447    $ 750     93%     $ 3,824    $ 1,657     -57%
                                             ================   =====    ================   =====    ===================    =====

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                         Second       First         Year-
                         2003                              Quarter     Quarter       to-date
-------------------------------------------------------  ---------- ------------   ----------

FTE interest income                                       $ 14,409     $ 13,825     $ 28,234
Interest expense                                             6,272        6,373       12,645
                                                         ----------   ----------   ---------

FTE net interest income                                      8,137        7,452       15,589
Less: FTE adjustment                                          (309)        (245)        (554)
                                                         ----------   ----------   ---------
Net Interest Income                                          7,828        7,207       15,035

Provision for Losses on Loans                                  500          700        1,200

Non-Interest Income:
--------------------
  Service charges on deposits                                  867          806        1,673
  Lease financing fees                                          29           37           66
  Mutual fund, annuity and insurance commissions               645          610        1,255
  Loan brokerage and advisory fees                             641          311          952
  Private equity fund management fees                           65           65          130
  Gain on securities                                           723          323        1,046
  Client warrant income                                          -          197          197
  Equity (loss) in unconsolidated entities                     111          (12)          99
  Fees and other income                                        522          499        1,021
                                                         ----------   ----------   ---------
    Total non-interest income                                3,603        2,836        6,439

Non-Interest Expenses:
  Salaries and employee benefits                             4,035        3,892        7,927
  Occupancy                                                    565          716        1,281
  Data processing                                              243          227          470
  Furniture, fixtures and equipment                            477          491          968
  Loan and real estate owned expenses, net                     159         (103)          56
  Professional services                                        678          647        1,325
  Other                                                      1,623        1,451        3,074
                                                         ----------   ----------   ---------
    Total non-interest expenses                              7,780        7,321       15,101

Income Before Income Taxes                                   3,151        2,022        5,173
Provision for income tax expense                               774          575        1,349
                                                         ----------   ----------   ---------
Net Income                                                 $ 2,377      $ 1,447      $ 3,824
                                                         ==========   ==========   =========

Other Data:
EPS - Basic*                                                $ 0.34       $ 0.21       $ 0.55
EPS - Diluted*                                              $ 0.33       $ 0.20       $ 0.53
ROA                                                           0.86%        0.56%        0.71%
ROE                                                          14.65%        8.87%       11.75%
Net interest margin (FTE)                                     3.10%        3.02%        3.06%
Dividends declared on common stock *                        $ 0.06       $ 0.06       $ 0.12
FTE employees                                                  264          266          264

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                          Fourth      Third     Second       First        Year-
                         2002                              Quarter     Quarter    Quarter     Quarter      to-date
------------------------------------------------------- ----------- ----------- ---------- ------------   ---------

FTE interest income                                        $13,455     $13,618    $13,602      $13,123     $53,798
Interest expense                                             6,447       6,653      6,581        6,644      26,325
                                                        ----------- ----------- ---------- ------------   ---------

FTE net interest income                                      7,008       6,965      7,021        6,479      27,473
Less: FTE adjustment                                          (179)       (145)      (128)        (111)       (563)
                                                        ----------- ----------- ---------- ------------   ---------
Net Interest Income                                          6,829       6,820      6,893        6,368      26,910

Provision for Losses on Loans                                  875         500      1,000        1,439       3,814

Non-Interest Income:
  Service charges on deposits                                  937         916        978          854       3,685
  Lease financing fees                                          42          50         63           63         218
  Mutual fund, annuity and insurance commissions               685         478        678          940       2,781
  Loan brokerage and advisory fees                             489          78        302          273       1,142
  Private equity fund management fees                           65          65         65           52         247
  Gain on securities                                           219          84        352            -         655
  Gain on sale of real estate                                   76       1,570          -            -       1,646
  Client warrant income                                         20         466         35        1,426       1,947
  Equity (loss) in unconsolidated entities                     (14)          1          6           95          88
  Fees and other income                                        689         643        737          841       2,910
                                                        ----------- ----------- ---------- ------------   ---------
    Total non-interest income                                3,208       4,351      3,216        4,544      15,319

Non-Interest Expenses:
  Salaries and employee benefits                             3,814       3,906      3,904        4,401      16,025
  Occupancy                                                    624         720        661          586       2,591
  Data processing                                              209         215        230          257         911
  Furniture, fixtures and equipment                            505         511        509          546       2,071
  Loan and real estate owned expenses, net                     231         226        243          295         995
  Professional services                                        712         597        641          578       2,528
  Other                                                      1,642       2,115      1,579        1,693       7,029
                                                        ----------- ----------- ---------- ------------   ---------
    Total non-interest expenses                              7,737       8,290      7,767        8,356      32,150

Income Before Income Taxes                                   1,425       2,381      1,342        1,117       6,265
Provision for income tax expense                               401       1,066        435          367       2,269
                                                        ----------- ----------- ---------- ------------   ---------
Net Income                                                 $ 1,024     $ 1,315      $ 907        $ 750     $ 3,996
                                                        =========== =========== ========== ============   =========

Other Data:
EPS - Basic*                                                 $0.14       $0.19      $0.13        $0.11       $0.57
EPS - Diluted*                                               $0.14       $0.18      $0.13        $0.11       $0.56
ROA                                                           0.43%       0.57%      0.41%        0.35%       0.44%
ROE                                                           6.09%       8.05%      5.90%        5.33%       6.38%
Net interest margin (FTE)                                     3.09%       3.24%      3.35%        3.25%       3.23%
Dividends declared on common stock*                          $0.05       $0.05      $0.00        $0.00       $0.10
FTE employees                                                  268         271        282          277         271

*Restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.

ASSET QUALITY
(Unaudited)

                                                 2003                                          2002
                                   ---------------------------------  ------------------------------------------------------
($ in thousands)                      Second    First      Year-       Fourth      Third     Second      First       Year-
Allowance for Loan Losses            Quarter   Quarter    to-date      Quarter    Quarter    Quarter    Quarter     to-date
-------------------------            -------   -------    -------      -------    -------    -------    -------     -------
 Balance at beginning of period      $7,214    $6,463      $6,463      $7,100      $8,024    $ 8,775    $ 9,917     $ 9,917
Provision                               500       700       1,200         875         500      1,000      1,439       3,814
 Charge-offs                            590       150         740       1,689       1,827      1,817      2,721       8,054
 Recoveries                            (121)     (201)       (322)       (177)       (403)       (66)      (140)       (786)
                                     ------    ------      ------      ------      ------    -------    -------     -------
   Net loan charge-offs (recoveries)    469       (51)        418       1,512       1,424      1,751      2,581       7,268

 Balance at end of period            $7,245    $7,214      $7,245      $6,463      $7,100    $ 8,024    $ 8,775     $ 6,463
                                     ======    ======      ======      ======      ======    =======    =======     =======


Allowance as percentage of loans       1.36%     1.44%       1.36%       1.39%       1.55%      1.67%      1.84%       1.39%

Net charge-offs/average loans          0.09%    -0.01%       0.08%       0.33%       0.30%      0.36%      0.51%       1.52%

Allowance as percentage of
   non-performing loans              142.45%   132.49%     142.45%     118.65%      94.14%     91.83%     93.93%     118.65%


Non-performing assets
---------------------
 Non-accrual loans and leases        $5,086    $5,445      $5,086      $5,447      $7,542    $ 8,738    $ 9,342      $5,447
 Other real estate owned                  -         -           -           -         872      4,495      4,243           -
                                     ------    ------      ------      ------      ------    -------    -------     -------
 Total non-performing assets         $5,086    $5,445      $5,086      $5,447      $8,414    $13,233    $13,585      $5,447
                                     ======    ======      ======      ======      ======    =======    =======     =======

Non-performing assets to:
  Loans and leases plus OREO          0.97%     1.10%       0.97%       1.19%       1.86%      2.77%      2.87%       1.19%
  Total assets                        0.46%     0.49%       0.46%       0.54%       0.91%      1.46%      1.55%       0.54%

 Loans past due 90 days             $ 1,416   $ 2,213     $ 1,416       $ 918     $ 2,735    $ 1,766    $ 3,244       $ 918

 Total under-performing assets      $ 6,502   $ 7,658     $ 6,502     $ 6,365    $ 11,149   $ 14,999   $ 16,829     $ 6,365

AVERAGE BALANCE SHEET DATA
(Unaudited)

                                                         2003                                           2002
                                             -------------------------------   -----------------------------------------------------
($ in thousands)                               Second      First      Year-        Fourth      Third     Second     First     Year-
Average balances                               Quarter    Quarter    to-date       Quarter    Quarter    Quarter   Quarter   to-date
----------------                               -------    -------    -------       -------    -------    -------   -------   -------

 Cash and due from banks (Interest-earning) $    8,927  $    8,241  $   8,586    $ 12,202   $ 14,743   $  9,022   $ 22,496  $ 14,588
 Loans,net of unearned discounts:
     Commercial business                        84,189      83,795     83,993      84,226     87,127     96,440    123,173    97,606
     Commercial mortgage                       231,308     210,014    220,720     199,731    193,867    196,331    193,250   195,807
     Construction loans                        103,781      92,886     98,364      82,566     84,863     86,253     83,831    84,376
     Residential real estate                    27,839      28,651     28,242      27,339     28,764     27,929     25,688    27,438
     Consumer                                   63,989      51,826     57,941      49,179     47,547     45,416     44,437    46,660
     Lease financing                            12,805      16,388     14,587      20,322     24,954     30,080     35,712    27,717
                                            ----------  ----------  ---------    --------   --------   --------   --------  --------
    Total loans                                523,911     483,560    503,847     463,363    467,122    482,449    506,091   479,604
 Investment securities(available for sale)      13,075      11,362     12,223      10,667      6,110      6,465      5,967     7,312
 Investment securities(held to maturity)        62,288      51,555     56,951      37,113     40,600     40,977     38,224    39,229
 Mortgage-backed securities                    444,950     445,032    444,991     376,864    323,706    302,946    236,869   310,517
                                            ----------  ----------  ---------    --------   --------   --------   --------  --------
 Earning assets                              1,053,151     999,750  1,026,598     900,209    852,281    841,859    809,647   851,250
 Cash and due from banks(non-interest bearing)  18,513      17,198     17,859      16,181     15,408     14,445     15,563    15,401
 Other non-earning assets                       36,035      36,279     36,156      36,925     40,436     35,854     33,822    36,778
                                            ----------  ----------  ---------    --------   --------   --------   --------  --------
     Total assets                           $1,107,699  $1,053,227 $1,080,613    $953,315   $908,125   $892,158   $859,032  $903,429
                                            ==========  ========== ==========    ========   ========   ========   ========  ========

Deposits:
   Demand                                   $  103,741  $   98,498 $  101,134    $ 92,744   $ 74,920   $ 77,860   $ 73,734  $ 79,853
  Interest bearing:
     NOW and Supernow accounts                  90,092      88,846     89,472      88,918    105,115    116,734    119,129   107,385
     Money Market Accounts                     133,621     109,209    121,482      98,823     89,022     75,009     61,776    81,281
     Passbook and Stmt Savings                  36,966      35,202     36,089      33,470     31,963     33,081     30,956    32,373
     Time deposits                             370,747     360,865    365,833     357,425    357,784    321,895    328,822   341,604
                                            ----------  ----------  ---------    --------   --------   --------   --------  --------
   Total interest bearing deposits             631,426     594,122    612,876     578,636    583,884    546,719    540,683   562,643
 Federal Home Loan Bank borrowings             180,186     145,539    162,959     133,438    120,500    117,609    120,333   122,999
 Other borrowings                               91,627     111,276    101,397      51,364     36,303     61,377     39,311    47,092
 Capital securities                             28,847      28,839     28,843      22,281     19,394     20,269     20,263    20,554
                                            ----------  ----------  ---------    --------   --------   --------   --------  --------
 Interest bearing liabilities                  932,086     879,776    906,075     785,719    760,081    745,974    720,590   753,288
 Non-interest bearing liabilities                6,788       8,814      7,795       8,134      8,316      6,675      7,674     7,703
 Total shareholders' equity                     65,084      66,139     65,609      66,718     64,808     61,649     57,034    62,585
                                            ----------  ---------- ----------    --------   --------   --------   --------  --------
Total Liabilities and Shareholders' Equity  $1,107,699  $1,053,227 $1,080,613    $953,315   $908,125   $892,158   $859,032  $903,429
                                            ==========  ========== ==========    ========   ========   ========   ========  ========

(Unaudited)

                                                   2003                                             2002
                                     --------------------------------       --------------------------------------------------------
                                       Second      First      Year-           Fourth       Third     Second      First       Year-
Average yields and rates               Quarter    Quarter    to-date          Quarter     Quarter    Quarter    Quarter     to-date
------------------------              --------    -------    -------          -------     -------    -------    -------     -------

Interest - earning assets
Interest-earning deposits               0.99%      1.03%     1.01%             1.24%       1.59%      1.60%      1.55%       1.50%
Investment securities                   5.75%      5.96%     5.85%             5.91%       6.86%      6.29%      6.47%       6.38%
Mortgage-backed securities              4.19%      4.57%     4.37%             5.04%       5.50%      5.67%      5.77%       5.45%
Commercial business loans               5.32%      5.11%     5.21%             5.29%       5.76%      5.50%      6.55%       5.84%
Commercial real estate loans            7.69%      7.35%     7.53%             7.57%       7.72%      7.85%      7.48%       7.65%
Construction loans                      6.20%      6.17%     6.18%             6.40%       6.40%      6.44%      6.47%       6.42%
Single family residential loans         5.82%      6.53%     6.18%             6.36%       6.94%      7.07%      7.44%       6.94%
Consumer loans                          5.09%      5.66%     5.34%             5.64%       6.07%      6.44%      6.38%       6.12%
Lease financing                         9.12%     10.12%     9.68%            10.13%       9.98%     10.21%     10.27%      10.16%
                                        ----      -----      ----             -----        ----      -----      -----       -----
  Total interest - earning assets       5.49%      5.61%     5.55%             5.93%       6.34%      6.48%      6.57%      6.32%
                                        ----      -----      ----             -----        ----      -----      -----       -----

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                     0.88%     1.01%      0.94%             1.14%       1.11%      1.20%      1.40%      1.22%
   Money Market                         1.80%     1.85%      1.82%             2.11%       2.26%      2.11%      1.91%      2.11%
   Passbook and Statement Savings       0.60%     0.74%      0.66%             0.85%       0.98%      0.99%      1.02%      0.96%
   Time deposits                        2.89%     3.13%      3.00%             3.26%       3.47%      3.76%      4.00%      3.61%
                                        ----      -----      ----             -----        ----      -----      -----       -----
  Total interest - bearing deposits     2.24%     2.43%      2.33%             2.60%       2.73%      2.82%      3.02%      2.78%
FHLB borrowings                         3.87%     4.57%      4.18%             4.87%       5.47%      5.52%      5.43%      5.38%
Other borrowings                        1.88%     2.12%      2.01%             3.48%       4.41%      3.39%      4.24%      3.84%
Capital securities                      8.15%     8.30%      8.22%             9.56%      11.21%     11.34%     11.45%     10.85%
                                        ----      -----      ----             -----        ----      -----      -----       -----
  Total interest - bearing liabilities  2.70%     2.94%      2.81%             3.26%       3.47%      3.54%      3.74%      3.49%
                                        ----      -----      ----             -----        ----      -----      -----       -----

Interest Rate Spread                    2.79%     2.67%      2.74%             2.67%       2.87%      2.94%      2.83%      2.83%
Net Interest Margin                     3.10%     3.02%      3.06%             3.09%       3.24%      3.35%      3.25%      3.23%
Avg Int-earning assets to
   int-bearing liabilities            112.99%   113.64%    113.30%           114.57%     112.13%    112.85%    112.36%    113.00%


PERIOD END BALANCE SHEET DATA
(Unaudited)

                                                         2003                                                  2002
                                            ---------------------------------   ----------------------------------------------------
                                                 Second          First           Fourth          Third       Second          First
($ in thousands)                                Quarter         Quarter          Quarter        Quarter      Quarter        Quarter
                                               ---------        ---------       ---------      ---------    ---------      ---------

Assets
 Cash and due from bank(interest bearing)    $    3,812       $    6,650      $   17,570       $  3,506     $  5,603       $ 12,130
 Loans and lease(net)                           526,793          494,914         459,350        451,237      473,435        469,173
 Investment securities:
   Held-to-maturity:
     Book                                        73,358           60,257          46,536         29,778       43,912         39,570
     Market                                      75,577           61,472          47,134         30,787       44,532         38,660
   Available-for-sale                            19,730            9,385          20,193          5,419        5,962          5,941
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                        82,924           82,429          73,470         59,440       44,870         25,304
     Market                                      84,024           83,908          74,834         60,736       45,262         24,952
   Available-for-sale                           339,770          386,218         339,097        298,888      265,056        263,908
                                             ----------       ----------      ----------       --------     --------       --------
 Earning assets                               1,046,387        1,039,853         956,216        848,268      838,838        816,026
 Cash and due from bank(non-interest bearing)    22,161           22,166          20,650         20,434       17,030         11,906
 Other non-earning assets                        41,334           44,915          40,978         58,993       48,134         47,047
                                             ----------       ----------      ----------       --------     --------       --------
Total assets                                 $1,109,882       $1,106,934      $1,017,844       $927,695     $904,002       $874,979
                                             ==========       ==========      ==========       ========     ========       ========
Liabilities and shareholders' equity
Deposits:
   Demand                                     $ 108,873        $ 106,799       $ 100,075       $ 74,261     $ 83,538       $ 72,567
   Interest bearing                             631,979          604,751         591,463        588,721      548,084        546,240
                                             ----------       ----------      ----------       --------     --------       --------
     Total deposits                             740,852          711,550         691,538        662,982      631,622        618,807
 Federal Home Loan Bank borrowings              195,500          150,500         135,500        120,500      120,500        117,000
 Other borrowings                                57,192          138,910          83,109         41,062       55,012         46,087
 Capital Securities                              28,853           28,844          28,836         18,824       20,274         20,267
                                             ----------       ----------      ----------       --------     --------       --------
 Interest bearing liabilities                 1,022,397        1,029,804         938,983        843,368      827,408        802,161
 Other Liabilities                               23,029           12,674          12,132         17,815       13,178         13,498
                                             ----------       ----------      ----------       --------     --------       --------
 Total liabilities                            1,045,426        1,042,478         951,115        861,183      840,586        815,659
 Total shareholders' equity                      64,456           64,456          66,729         66,512       63,416         59,320
                                             ----------       ----------      ----------       --------     --------       --------
Total liabilities and equity                 $1,109,882       $1,106,934      $1,017,844       $927,695     $904,002       $874,979
                                             ==========       ==========      ==========       ========     ========       ========

Other selected balances
-----------------------
 Intangible assets -- Goodwill               $    1,037       $    1,121      $    1,164       $  1,155     $  1,757       $  1,865
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                        $    2,615       $    3,404      $    3,665       $  3,634     $ 1,643        $ (1,269)

Capital Data
(Unaudited)

                                                 2003                                               2002
                                 -------------------------------------   -----------------------------------------------------------
                                    Second       First        Year-        Fourth       Third       Second       First       Year-
                                   Quarter      Quarter      to-date       Quarter     Quarter      Quarter     Quarter     to-date
                                  ---------    ---------    ---------     ---------   --------     ---------   ---------   ---------

Per common share*
-----------------
Shares outstanding:
    Average-basic                 6,896,326   7,048,410    6,971,948      7,150,092   7,156,448    7,134,571   6,516,178  6,991,517
    Average-diluted               7,174,239   7,281,337    7,228,342      7,365,569   7,315,752    7,311,470   6,658,896  7,168,587
    Period-end                    6,852,203   6,911,130    6,852,203      7,113,359   7,157,013    7,140,092   7,106,573  7,113,359
 Book value                          $ 9.41      $ 9.33       $ 9.41         $ 9.38      $ 9.29       $ 8.88      $ 8.35     $ 9.38
 Tangible Book Value                   9.26        9.16         9.26           9.22        9.13         8.64        8.08       9.22
Price:
     High                           $ 15.23     $ 12.57      $ 15.23        $ 11.06      $ 9.67       $ 9.90      $ 9.19    $ 11.06
     Low                              12.29       10.88        10.88           9.43        7.10         8.20        7.09       7.09
     Close                            13.80       12.30        13.80          11.06        8.95         9.28        8.51      11.06


Capital ratios
--------------
($ in thousands)
Risk-based capital:
   Tier 1 capital                   $82,843     $79,988       $82,843       $77,879     $76,071      $73,567     $71,957    $77,879
     % risk adjusted assets           12.88%      13.24%        12.88%        14.09%      14.76%       13.97%      13.58%     14.09%
   Total capital                    $89,726     $86,902       $89,726       $84,028     $82,519      $80,167     $78,606    $84,028
     % risk adjusted assets           13.95%      14.39%        13.95%        15.20%      16.01%       15.22%      14.84%     15.20%
Tier 1 leverage ratio                  7.54%       7.31%         7.54%         7.82%       8.31%        8.23%       8.30%      7.82%
Average shareholders' equity to
   total average assets                5.88%       6.28%         6.07%         7.00%       7.14%        6.91%       6.64%      6.93%

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.
